UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2024

POWERFLEET, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39080	83-4366463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Tice Boulevard, Woodcliff Lake, New Jersey	07677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 996-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PWFL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On April 2, 2024, Powerfleet, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Form 8-K”) reporting the completion on April 2, 2024 of the previously announced transactions (the “Transactions”) contemplated by the Implementation Agreement, dated as of October 10, 2023 (the “Implementation Agreement”), by and among the Company, Main Street 2000 Proprietary Limited, a private company incorporated in the Republic of South Africa and a wholly owned subsidiary of the Company (“Powerfleet Sub”), and MiX Telematics Limited, a public company incorporated under the laws of the Republic of South Africa (“MiX Telematics”). As a result of the Transactions, MiX Telematics became a direct, wholly owned subsidiary of Powerfleet Sub and an indirect, wholly owned subsidiary of the Company.

This Current Report on Form 8-K/A is being filed to amend the Form 8-K to provide the financial statements and pro forma financial information described below, in accordance with the requirements of Item 9.01 of Form 8-K. The pro forma financial information included in this Form 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and MiX Telematics would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after the Transactions. Except as described above, all other information in the Form 8-K filed on April 2, 2024 remains unchanged.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired.

The audited consolidated balance sheets of MiX Telematics and its subsidiaries as of March 31, 2022 and 2023 and related consolidated statements of income and comprehensive income (loss), changes in stockholders’ equity, and cash flows for each of the fiscal years ended March 31, 2022 and 2023, and the related notes thereto, are filed herewith and attached hereto as Exhibit 99.1, and are incorporated herein by reference.

The unaudited condensed consolidated balance sheet of MiX Telematics and its subsidiaries as of December 31, 2023, and the related condensed consolidated statements of income and comprehensive income (loss), changes in stockholders’ equity, and cash flows for the nine months ended December 31, 2023, and the related notes thereto, are filed herewith and attached hereto as Exhibit 99.2, and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial statements of the Company and MiX Telematics as of and for the year ended December 31, 2023 are filed herewith and attached hereto as Exhibit 99.3, and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Deloitte & Touche, Independent Registered Public Accounting Firm of MiX Telematics.
99.1	Audited Consolidated Financial Statements of Mix Telematics as of March 31, 2022 and 2023 and for the fiscal years ended March 31, 2022 and 2023 (incorporated by reference to Item 8. “Financial Statements and Supplementary Data” in MiX Telematics’ Annual Report on Form 10-K for the year ended March 31, 2023, filed with the SEC on June 22, 2023).
99.2	Unaudited Condensed Consolidated Financial Statements of MiX Telematics as of December 31, 2023 and for the nine months ended December 31, 2023 (incorporated by reference to Item 1. “Financial Statements” in MiX Telematics’ Quarterly Report on Form 10-Q for the quarter ended December 31, 2023, filed with the SEC on February 9, 2024).
99.3	Unaudited pro forma combined financial information of the Company and MiX Telematics as of and for the year ended December 31, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERFLEET, INC.

By:	/s/ David Wilson
Name:	David Wilson
Title:	Chief Financial Officer

Date: June 14, 2024